CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
REVENUES:
Rental and other property income	$ 223,304	$ 217,900	$ 195,298
Expense reimbursements	9,556	9,194	8,310
Interest and other income	2,953	5,419	9,685
Total revenues	235,813	232,513	213,293
EXPENSES:
Rental and other property operating	105,163	99,588	95,086
Asset management fees to related party	21,767	20,924	19,326
Interest	17,929	18,856	18,128
General and administrative	2,568	2,773	2,066
Acquisition-related costs	5,063	632	3,574
Depreciation and amortization	68,644	69,943	68,804
Total expenses	221,134	212,716	206,984
NET INCOME	14,679	19,797	6,309
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(213)	(208)	(187)
NET INCOME ATTRIBUTABLE TO PARTNERS	$ 14,466	$ 19,589	$ 6,122